UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-01700

Franklin Gold and Precious Metals Fund

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: 650 312-2000

Date of fiscal year end: 7/31

Date of reporting period: 7/31/18

Item 1.	Reports to Stockholders.

Annual Report and Shareholder Letter July 31, 2018

Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Why choose Franklin Templeton Investments?

Successful investing begins with ambition. And achievement only comes when you reach for it. That’s why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we’ve managed through all kinds of markets—up, down and those in between. We’re always preparing for what may come next. It’s because of this, combined with our strength as one of the world’s largest asset managers that we’ve earned the trust of millions of investors around the world.

Dear Shareholder:

The 12 months ended July 31, 2018, benefited from global economic expansion amid price gains in oil and other commodities, encouraging corporate earnings reports and investor optimism about global economic growth. Corporate earnings increased throughout the period, with many companies exceeding their earnings guidance and reporting increased sales and better operating profit margins. However, investor sentiment was dampened by Korean peninsula tensions, worries that central banks could raise interest rates due to strong economic growth, US trade conflict with China and other allies, and concerns about consumer data privacy. In this environment, US stocks, as measured by the Standard & Poor’s® 500 Index, and global developed market stocks, as measured by the MSCI World Index, ended the period with strong returns.

Gold prices rose in August, reaching their 2017 highs in early September, only to sell off with a sharp decline in December, before rebounding back in late January to surpass the 2017 high. The softer US dollar, rising inflation expectations and geopolitical concerns helped push investors into gold. Gold was range bound through April until prices began to fall, ending the period just above the lows for the year under review. Gold prices declined amid an ongoing rally in global equity markets, a rising US dollar and the strong likelihood of US Federal Reserve (Fed) interest-rate hikes in 2018. Gold prices were also hindered by less investment in the metal through exchange-traded funds and stronger second-quarter US economic growth that could encourage further Fed rate hikes. In this environment, gold stocks, as measured by the FTSE® Gold Mines Index, had a -8.92% total return for the 12-month period.1

We are committed to our long-term perspective and disciplined investment approach as we conduct a rigorous, fundamental analysis of securities with a regular emphasis on investment risk management.

We believe active, professional investment management serves investors well. We also recognize the important role of financial advisors in today’s markets and encourage investors to continue to seek their advice. Amid changing markets and economic conditions, we are confident investors with a well-diversified portfolio and a patient, long-term outlook should be well positioned for the years ahead.

Franklin Gold and Precious Metals Fund’s annual report includes more detail about prevailing conditions and discussions about investment decisions during the period. Please remember all securities markets fluctuate, as do mutual fund share prices.

1. Source: Morningstar.

See www.franklintempletondatasources.com for additional data provider information.

Not FDIC Insured	|	May Lose Value	|	No Bank Guarantee

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We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your future investment needs.

Sincerely,

Edward B. Jamieson

President and Chief Executive Officer –

Investment Management

Franklin Gold and Precious Metals Fund

This letter reflects our analysis and opinions as of July 31, 2018, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

Contents

Annual Report

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Annual Report

Franklin Gold and Precious Metals Fund

This annual report for Franklin Gold and Precious Metals Fund covers the fiscal year ended July 31, 2018.

Your Fund’s Goals and Main Investments

The Fund seeks capital appreciation, with current income as its secondary goal, by investing under normal market conditions at least 80% of its net assets in securities of gold and precious metals operation companies. The Fund primarily invests in equity securities, mainly common stock, and also invests in American, global and European depositary receipts.

Performance Overview

The Fund’s Class A shares had a -15.92% cumulative total return for the 12 months under review. In comparison, the Fund’s new primary and old secondary benchmark, the sector-specific FTSE Gold Mines Index, which comprises companies whose principal activity is gold mining, had a -8.92% total return.1 As the investment manager believes the composition of the FTSE Gold Mines Index more accurately reflects the Fund’s holdings, it has replaced the Standard & Poor’s 500 Index (S&P 500®) as the Fund’s primary benchmark. Also for comparison, the Fund’s new secondary and old primary benchmark, the S&P 500, which is a broad measure of US stock performance, generated a +16.24% total return.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 8.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The US economy grew during the 12-month period under review. After moderating for three consecutive quarters, the economy grew faster in 2018’s second quarter, driven by consumer spending, exports, business investment and

Geographic Composition

Based on Total Net Assets as of 7/31/18

government spending. The unemployment rate declined from 4.3% in July 2017, as reported at the beginning of the 12-month period, to 3.9% at period-end.2 Annual inflation, as measured by the Consumer Price Index, increased from 1.7% in July 2017, as reported at the beginning of the period, to 2.9% at period-end.2

The US Federal Reserve (Fed) began reducing its balance sheet in October 2017 as part of its ongoing effort to normalize monetary policy. Furthermore, the Fed raised its target range for the federal funds rate three times during the period, to 1.75%–2.00%. At his congressional testimonies in February and July 2018, the new Fed Chair Jerome Powell indicated the Fed’s intention to gradually raise interest rates. The broad US stock market, as measured by the S&P 500, rose significantly for the 12-month period.

The global economy expanded during the period amid generally upbeat economic data across regions. In this

1. Source: Morningstar.

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

2. Source: Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 16.

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environment, the MSCI All Country World Index, which measures performance of global developed and emerging market stocks, reached a new all-time high in January 2018 and generated a +11.55% total return for the 12 months ended July 31, 2018.1 Global markets were aided by price gains in oil and the European Central Bank’s (ECB’s) extension of its monetary easing program. Further supporting global stocks were the passage of the US tax reform bill, encouraging corporate earnings reports and investor optimism about global economic growth.

However, global markets reflected investor concerns about tensions in the Korean peninsula and political uncertainties in the US and the European Union (EU), as well as worries that strong economic growth and rising inflation in some parts of the world, particularly in the US, would lead central banks to increase interest rates sooner than expected. Markets were further pressured by the Trump administration’s protectionist trade policies, US trade disputes with its allies and China, and a broad sell-off in information technology stocks in March due to fears of tighter regulation in the sector arising from concerns about consumer data privacy. Near period-end, an overall easing of tensions in the Korean peninsula and a US-EU agreement to try to reduce trade barriers relieved investors. However, the escalating US-China trade dispute hindered global markets.

In Europe, the UK’s quarterly economic growth moderated in 2018’s first quarter but accelerated in the second quarter. In November, the Bank of England raised its key policy rate for the first time in a decade. The eurozone’s quarterly growth held steady in 2017’s fourth quarter but moderated in 2018’s first and second quarters. The ECB kept its benchmark interest rate unchanged during the period. However, at its October 2017 meeting, the ECB extended the time frame for its bond-buying program from December 2017 to at least September 2018, while reducing the amount of monthly bond purchases in half beginning in January 2018. In June, the ECB announced it would further reduce its monthly bond purchases beginning in October 2018 and indicated it would conclude the program at the end of 2018 while continuing to keep interest rates unchanged through at least the summer of 2019.

In Asia, Japan’s quarterly gross domestic product (GDP) growth declined in 2018’s first quarter but expanded in the second quarter as household and business spending grew. The Bank of Japan left its benchmark interest rate unchanged during the period and continued its monetary stimulus measures. China’s annual GDP moderated in 2018’s second quarter after growing at a stable rate in the previous two quarters. The People’s Bank of China left its benchmark interest rate unchanged during the period but took measures to improve financial liquidity to mitigate the negative effects of the US-China trade dispute and support economic growth.

Precious Metals Sector Overview

Gold prices rose in August, reaching their 2017 highs in early September, only to sell off with a sharp decline in December, before rebounding back in late January to surpass the 2017 high. Inflation concerns, geopolitical tensions and interest-rate levels, especially real yields, contributed to a rise in the price of gold in the first few months of 2018, as did fluctuations in the US dollar. Subsequently, gold remained in a narrow trading range through April. Prices fell from May through July, ending the period just above the lows for the year under review. An ascending US dollar, aided in part by expectations of further interest-rate hikes by the Fed, played a large part in gold’s retreat given a strong inverse correlation. A sharp jump in benchmark US government bond yields also hit gold prices as the precious metal struggled to compete with yield-bearing assets amid increasing Treasury rates. Gold prices, which ended the reporting period at their lowest levels since July 2017, were also hindered by steady outflows from gold-focused exchange-traded funds starting in May. Rising real interest rates and a higher second-quarter annualized US GDP led most economists to believe that the Fed should continue to raise the benchmark federal funds target rate. Silver also fell during the period. Among other precious metals, palladium continued to command a strong price premium to platinum, buoyed by persistent deficits and low inventories that have encouraged auto manufacturers to consider using platinum instead of palladium for auto catalytic converters and other applications. During the reporting period, platinum prices fell in response to protectionist rhetoric and auto-tariff threats, while palladium prices rose. Platinum, in particular, has been swamped with bearish speculative bets and reached the lowest price in roughly a decade near period-end.

Investment Strategy

Gold and precious metals operation companies include companies that mine, process, or deal in gold or other precious metals, such as silver, platinum and palladium, including mining finance and exploration companies as well as operating companies with long- or medium-life mines. The Fund may buy securities of gold and precious metals operation companies of any market capitalization size, located anywhere in the world, and in general invests predominantly in non-US companies. The Fund’s investment manager looks for companies with low cost reserves and experienced management teams with established track records, particularly focusing on

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Precious Metals Prices (7/31/17–7/31/18)*

*Source: Bloomberg LP. Amounts shown are based on spot prices quoted in US dollars per troy ounce. For illustrative purposes only; not representative of the Fund’s portfolio composition or performance.

companies with long life production profiles, expandable resources basis, and active exploration programs that can potentially drive future reserve and production growth.

Manager’s Discussion

Key contributors to the Fund’s absolute performance during the 12-month period under review included the Fund’s holdings in St. Barbara Limited, Nevsun Resources and OceanaGold.

The share price of Australia-based gold mining company St. Barbara Limited rose due to strong cash generation and further optimization of its key assets. Company management provided a five-year base profile for its flagship Gwalia mine in Australia ahead of an analyst site visit in early February 2018. It highlighted a stronger production profile than many of the analysts had been modelling, and also included plans to boost production through increased utilization of excess mill capacity. Although portions of the disclosure were still at the pre-feasibility study level, including a new mining approach and hydraulic ore hoisting, the new plans would significantly extend the life of the mine and reduce costs to offset the increasing mining depths. The company has also been discussing some new development options at its Simberi mine in Papua New Guinea. During the past year, the company reported solid quarterly results, with good cost performance, better-than-expected production and strong cash generation, allowing the company to begin returning cash to shareholders through dividends.

Nevsun Resources performed well following the announcement of several rejected attempts by Lundin Mining3 to acquire the company, an extension of the mine life at its Bisha mine in

3. Not a Fund holding.

Portfolio Composition

Based on Total Net Assets as of 7/31/18

Eritrea, and a large initial resource reported on the Timlok lower zone in Serbia. In addition, the company’s Bisha mine reported a strong first quarter with better zinc and copper grades, rate of production and ore recoveries, resulting in improving cash flow generation. The company guided production to the upper end of targets, with costs moving to the lower end.

Our overweighted position in OceanaGold was a strong gold industry performer. Early in the period, concerns about OceanaGold’s Didipio mine in the Philippines tapered off as it appeared the mine could continue to operate even within stricter environmental guidelines under the Duterte administration. OceanaGold began commercial production at its Haile Gold mine in South Carolina in October 2017 after releasing an encouraging optimization study that highlighted attractive growth options. After favorable third-quarter and fourth-quarter earnings reports, OceanaGold announced plans to expand open pit and underground operations at Haile. OceanaGold also revealed the increasingly likely possibility that its Waihi mine in New Zealand could be meaningfully extended to more than 10 years of mine life compared to current reserves of less than three years.

Detractors from the Fund’s absolute performance during the period under review included the Fund’s holdings in Ivanhoe Mines, Torex Gold Resources and Barrick Gold.

In the diversified metals and mining industry, shares of Ivanhoe Mines hindered Fund performance. The company has been seeking to secure additional financing to advance its projects in

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FRANKLIN GOLD AND PRECIOUS METALS FUND

the Democratic Republic of Congo (DRC) despite complexities created by the country’s new mining code. Ivanhoe has been making headway in the DRC with its combined Kamoa-Kakula Project, which ranked as the world’s largest undeveloped, high-grade copper discovery. A feasibility study detailed the vast scale and low-cost nature of the deposit, and overall it showed strong economic viability. Ivanhoe also continued to sink the shafts for initial development at its Platreef platinum-palladium mine in South Africa and continued to rehabilitate and dewater the shaft at the Kipushi zinc-copper-silver-germanium mine in the DRC. Most of Ivanhoe’s share-price weakness was attributable to the DRC government’s last-minute changes to its mining legislation that threatened to introduce increasingly onerous fiscal and regulatory reforms, higher royalties and profit-based taxes. These changes became a growing concern for all mining companies currently operating in the DRC. The sharp decline in copper prices in June and July further weighed on the shares. In June, Chinese state-owned conglomerate Citic3 agreed to acquire a 20% stake in Ivanhoe for US$560 million and made a US$100 million loan facility available to the company to cover expenses until the deal closes. The deal is expected to close in the fourth quarter of 2018, and we believe this addition of another important Chinese investor may help Ivanhoe advance discussion with the Congolese government as it looks to develop this world class asset base.

In late 2017, the share price of gold producer Torex Gold Resources dropped in reaction to union-related issues that eventually forced the company to shut its El Limon-Guajes (ELG) mine in Mexico in December. The company was forced to raise US$50 million through an equity sale to help bolster its finances. In April the blockades were lifted, allowing workers to return to the site to restart the operation. Although the timing has become more uncertain, Torex still forecasts that at full production, ELG will be among the world’s largest and lowest cost gold mines, with expected average annual production of 370,000 ounces of gold at a cost of around US$616 an ounce.

Barrick Gold’s shares declined as the company failed to deliver promised cost reductions and continued to struggle to manage sovereign risks. Barrick has been unable to deliver a resolution from ongoing negotiations with the Tanzanian government over ownership of the assets of gold miner Acacia Mining3, of which Barrick Gold owns 64%. The company was also hit with changes to the tax structure at the Lumwana copper mine in Zambia and the Pueblo Viejo gold mine in the Dominican Republic. Barrick also suspended the prefeasibility study on the Pasqua Lama project and plans to close the infrastructure on the Chilean side of the project due to an inability to reach an

Top 10 Holdings
7/31/18

Company Sector/Industry, Country	% of Total Net Assets
B2Gold Corp. Gold, Canada	6.2%
Newcrest Mining Ltd. Gold, Australia	5.9%
AngloGold Ashanti Ltd. Gold, South Africa	5.6%
OceanaGold Corp. Gold, Australia	4.2%
Alamos Gold Inc. Gold, Canada	4.2%
Detour Gold Corp. Gold, Canada	3.4%
Pretium Resources Inc. Gold, Canada	3.2%
BarrickGold Corp. Gold, Canada	3.1%
Guyana Goldfields Inc. Gold, Canada	3.1%
Agnico Eagle Mines Ltd. Gold, Canada	3.0%

agreement with the Chilean government after several years of ongoing dispute over environmental requirements. Conversely, the company did successfully reduce its debt load over the past year, and has most of the remaining debt termed out beyond 2030 at low rates. Barrick also has a number of exciting development prospects in Nevada that are moving through the required environmental and planning process, which should help the company improve its declining base of production.

For the 12 months ended July 31, 2018, the US dollar rose in value relative to certain currencies in which the Fund’s investments were traded. As a result, the Fund’s performance was negatively affected by currency appreciation from the portfolio’s investment predominantly in securities with non-US currency exposure. Whether the US dollar goes up or weakens compared with foreign currencies, company-specific factors may offset the effects of the currency movements on the value of individual investments and, possibly, the Fund’s performance overall.

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FRANKLIN GOLD AND PRECIOUS METALS FUND

Thank you for your continued participation in Franklin Gold and Precious Metals Fund. We look forward to serving your future investment needs.

Stephen M. Land, CFA

Frederick G. Fromm, CFA

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of July 31, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

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FRANKLIN GOLD AND PRECIOUS METALS FUND

Performance Summary as of July 31, 2018

The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 7/31/181

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.75% and the minimum is 0%. Class A: 5.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return	[2]	Average Annual Total Return	[3]

A
1-Year	-15.92%		-20.77%

5-Year	-15.61%		-4.47%

10-Year	-43.33%		-6.08%

Advisor
1-Year	-15.70%		-15.70%

5-Year	-14.55%		-3.10%

10-Year	-41.91%		-5.29%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 10 for Performance Summary footnotes.

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FRANKLIN GOLD AND PRECIOUS METALS FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A (8/1/08–7/31/18)

Advisor Class (8/1/08–7/31/18)

See page 10 for Performance Summary footnotes.

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FRANKLIN GOLD AND PRECIOUS METALS FUND

PERFORMANCE SUMMARY

Distributions (8/1/17–7/31/18)

Share Class	Net Investment Income
A	$0.0573
R6	$0.1377
Advisor	$0.1029

Total Annual Operating Expenses

Share Class
A	0.98%
Advisor	0.73%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. The Fund concentrates in the precious metals sector, which involves fluctuations in the prices of gold and other precious metals and increased susceptibility to adverse economic and regulatory developments affecting the sector. In times of stable economic growth, the prices of gold and other precious metals may be adversely affected. In addition, the Fund is subject to the risks of currency fluctuation and political uncertainty associated with foreign investing. Investments in emerging and frontier markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. The Fund may also invest in smaller companies, which can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. Investing in a non-diversified fund involves the risk of greater price fluctuation than a more diversified portfolio. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 11/30/18. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Source: Morningstar. The FTSE Gold Mines Index is a free float-weighted index that comprises companies whose principal activity is gold mining. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total US equity market performance.

5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN GOLD AND PRECIOUS METALS FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 2/1/18	Ending Account Value 7/31/18	Expenses Paid During Period 2/1/18–7/31/18[1,2]	Ending Account Value 7/31/18	Expenses Paid During Period 2/1/18–7/31/18[1,2]	Net Annualized Expense Ratio[2]

A	$1,000	$865.90	$4.40	$1,020.08	$4.76	0.95%
C	$1,000	$863.20	$7.85	$1,016.36	$8.50	1.70%
R6	$1,000	$867.70	$2.59	$1,022.02	$2.81	0.56%
Advisor	$1,000	$866.80	$3.24	$1,021.32	$3.51	0.70%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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FRANKLIN GOLD AND PRECIOUS METALS FUND

Financial Highlights

	Year Ended July 31,
	2018	2017	2016	2015	2014

Class A

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$16.19	$24.06	$11.63	$20.27	$17.72

Income from investment operations[a]:

Net investment income (loss)[b]	(0.06)	(0.04)	(0.09)	(0.05)	(0.09)

Net realized and unrealized gains (losses)	(2.51)	(6.45)	12.52	(8.43)	2.64

Total from investment operations	(2.57)	(6.49)	12.43	(8.48)	2.55

Less distributions from net investment income	(0.06)	(1.38)	—	(0.16)	—

Net asset value, end of year	$13.56	$16.19	$24.06	$11.63	$20.27

Total return[c]	(15.92)%	(26.85)%	106.88%	(42.02)%	14.39%

Ratios to average net assets

Expenses[d]	1.02% [e]	0.98% [e]	1.11%	1.09% [e]	1.07%	[e]

Net investment income (loss)	(0.37)%	(0.24)%	(0.57)%	(0.35)%	(0.49)%

Supplemental data

Net assets, end of year (000’s)	$587,294	$776,677	$988,701	$444,295	$776,333

Portfolio turnover rate	8.36%	13.99%	16.76%	12.52%	16.13%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

eBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN GOLD AND PRECIOUS METALS FUND

FINANCIAL HIGHLIGHTS

	Year Ended July 31,
	2018	2017	2016	2015	2014

Class C

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$14.96	$22.39	$10.90	$18.97	$16.70

Income from investment operations[a]:

Net investment income (loss)[b]	(0.15)	(0.17)	(0.18)	(0.16)	(0.22)

Net realized and unrealized gains (losses)	(2.32)	(5.99)	11.67	(7.89)	2.49

Total from investment operations	(2.47)	(6.16)	11.49	(8.05)	2.27

Less distributions from net investment income	—	(1.27)	—	(0.02)	—

Net asset value, end of year	$12.49	$14.96	$22.39	$10.90	$18.97

Total return[c]	(16.51)%	(27.41)%	105.41%	(42.45)%	13.59%

Ratios to average net assets

Expenses[d]	1.77%[e]	1.73%[e]	1.86%	1.84%[e]	1.82%[e]

Net investment income (loss)	(1.12)%	(0.99)%	(1.32)%	(1.10)%	(1.24)%

Supplemental data

Net assets, end of year (000’s)	$94,997	$137,487	$200,179	$97,483	$185,450

Portfolio turnover rate	8.36%	13.99%	16.76%	12.52%	16.13%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

eBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	13

FRANKLIN GOLD AND PRECIOUS METALS FUND

FINANCIAL HIGHLIGHTS

	Year Ended July 31,
	2018	2017	2016	2015	2014

Class R6

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$17.31	$25.58	$12.29	$21.44	$18.62

Income from investment operations[a]:

Net investment income (loss)[b]	0.01	0.04	(0.01)	0.03	0.01

Net realized and unrealized gains (losses)	(2.68)	(6.87)	13.30	(8.93)	2.81

Total from investment operations	(2.67)	(6.83)	13.29	(8.90)	2.82

Less distributions from net investment income	(0.14)	(1.44)	—	(0.25)	—

Net asset value, end of year	$14.50	$17.31	$25.58	$12.29	$21.44

Total return	(15.50)%	(26.53)%	108.14%	(41.74)%	15.15%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.79%	0.57%	0.63%	0.62%	0.67%

Expenses net of waiver and payments by affiliates	0.55% [c]	0.52% [c]	0.59%	0.55% [c]	0.54%	[c]

Net investment income (loss)	0.10%	0.21%	(0.05)%	0.19%	0.04%

Supplemental data

Net assets, end of year (000’s)	$8,153	$4,635	$3,764	$1,188	$848

Portfolio turnover rate	8.36%	13.99%	16.76%	12.52%	16.13%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cBenefit of expense reduction rounds to less than 0.01%.

14	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN GOLD AND PRECIOUS METALS FUND

FINANCIAL HIGHLIGHTS

	Year Ended July 31,
	2018	2017	2016	2015	2014

Advisor Class

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$17.17	$25.38	$12.23	$21.32	$18.59

Income from investment operations[a]:

Net investment income (loss)[b]	(0.02)	— [c]	(0.05)	(0.02)	(0.05)

Net realized and unrealized gains (losses)	(2.67)	(6.81)	13.20	(8.87)	2.78

Total from investment operations	(2.69)	(6.81)	13.15	(8.89)	2.73

Less distributions from net investment income	(0.10)	(1.40)	—	(0.20)	—

Net asset value, end of year	$14.38	$17.17	$25.38	$12.23	$21.32

Total return	(15.70)%	(26.69)%	107.52%	(41.90)%	14.69%

Ratios to average net assets

Expenses[d]	0.77%[e]	0.73% [e]	0.86%	0.84% [e]	0.82%	[e]

Net investment income (loss)	(0.12)%	0.01%	(0.32)%	(0.10)%	(0.24)%

Supplemental data

Net assets, end of year (000’s)	$130,812	$164,253	$207,574	$90,628	$160,425

Portfolio turnover rate	8.36%	13.99%	16.76%	12.52%	16.13%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

eBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	15

FRANKLIN GOLD AND PRECIOUS METALS FUND

Statement of Investments, July 31, 2018

	Country	Shares/ Warrants	Value
Common Stocks and Other Equity Interests 99.6%
Copper 2.6%
[a] Imperial Metals Corp.	Canada	1,496,100	$1,495,180
Nevsun Resources Ltd.	Canada	567,200	2,106,070
[b] Nevsun Resources Ltd., 144A	Canada	3,850,000	14,295,434
Sandfire Resources NL	Australia	565,309	3,100,407

			20,997,091

Diversified Metals & Mining 4.4%
[a,b] Bluestone Resources Inc., 144A	Canada	1,400,000	1,452,952
[a,c] Geopacific Resources Ltd.	Australia	165,027,382	3,188,643
[a,b,c] INV Metals Inc., 144A	Canada	6,565,000	2,372,040
[a,b] Ivanhoe Mines Ltd., 144A	Canada	6,185,000	12,314,845
[a] Ivanhoe Mines Ltd., A	Canada	3,813,400	7,592,794
[a,c] Nautilus Minerals Inc.	Canada	9,222,015	992,529
[a,b,c] Nautilus Minerals Inc., 144A	Canada	28,535,816	3,071,198
[a] Orla Mining Ltd.	Canada	4,770,713	4,841,129
[a,d] Orla Mining Ltd., wts., 2/15/21	Canada	460,000	29,388

			35,855,518

Gold 83.2%
Agnico Eagle Mines Ltd., (CAD Traded)	Canada	397,797	16,666,618
Agnico Eagle Mines Ltd., (USD Traded)	Canada	187,000	7,831,560
[a] Alacer Gold Corp.	United States	5,859,700	12,703,224
[a,b] Alacer Gold Corp., 144A	United States	1,500,000	3,251,845
Alamos Gold Inc., A, (CAD Traded)	Canada	5,158,316	27,996,395
Alamos Gold Inc., A, (USD Traded)	Canada	1,189,500	6,458,985
AngloGold Ashanti Ltd., ADR	South Africa	5,174,823	46,004,176
[a] Asanko Gold Inc.	Canada	10,353,375	10,267,415
[a] B2Gold Corp.	Canada	20,528,694	51,132,356
Barrick Gold Corp.	Canada	2,310,283	25,852,067
[a] Beadell Resources Ltd.	Australia	68,266,330	2,790,267
[a] Belo Sun Mining Corp.	Canada	6,000,000	922,509
[a,b] Belo Sun Mining Corp., 144A	Canada	13,800,000	2,121,771
Centamin PLC	Egypt	12,615,200	19,709,371
[a] Centerra Gold Inc.	Canada	2,310,700	10,498,337
[a,b] Centerra Gold Inc., 144A	Canada	2,893,400	13,145,752
[a,c] Chalice Gold Mines Ltd.	Australia	31,072,008	3,579,130
[a] Continental Gold Inc.	Canada	5,397,200	16,057,168
[a,b] Continental Gold Inc., 144A	Canada	1,000,000	2,975,092
[a] Dacian Gold Ltd.	Australia	3,495,412	7,636,989
[a] Detour Gold Corp.	Canada	2,856,300	28,150,189
[a] Eldorado Gold Corp.	Canada	15,827,620	17,277,999
[a] Endeavour Mining Corp.	Canada	650,000	11,892,681
[a] Gascoyne Resources Ltd.	Australia	12,803,100	4,234,007
Goldcorp Inc.	Canada	523,845	6,548,062
[a] Golden Star Resources Ltd.	United States	17,622,667	12,635,452
[a] Guyana Goldfields Inc.	Canada	1,845,000	5,673,432
[a,b] Guyana Goldfields Inc., 144A	Canada	6,220,000	19,126,690
[a] IAMGOLD Corp.	Canada	4,435,500	24,395,250
[a,c] Lion One Metals Ltd.	Canada	5,500,000	2,198,647
[a,b,c] Lion One Metals Ltd., 144A	Canada	2,935,000	1,173,278
[a,c] Lydian International Ltd.	Canada	22,701,000	4,886,439
[a,b,c] Lydian International Ltd., 144A	Canada	35,250,000	7,587,639
[a] Midas Gold Corp.	Canada	1,970,900	1,348,479
[a,b] Midas Gold Corp., 144A	Canada	4,030,000	2,757,303

16	Annual Report	franklintempleton.com

FRANKLIN GOLD AND PRECIOUS METALS FUND

STATEMENT OF INVESTMENTS

	Country	Shares/ Warrants	Value
Common Stocks and Other Equity Interests (continued)
Gold (continued)
Newcrest Mining Ltd.	Australia	3,026,439	$48,647,991
Newmont Mining Corp.	United States	648,614	23,791,162
OceanaGold Corp.	Australia	11,273,588	34,666,630
Osisko Gold Royalties Ltd.	Canada	215,000	2,041,244
[a,c] Perseus Mining Ltd.	Australia	61,253,901	18,208,334
[a,c,d] Perseus Mining Ltd., wts., 4/19/19	Australia	19,006,000	78,503
[a] Pretium Resources Inc.	Canada	3,164,200	25,954,808
Randgold Resources Ltd., ADR	United Kingdom	31,023	2,291,049
[a,c] Red 5 Ltd.	Australia	127,268,146	6,242,235
[a,c] RTG Mining Inc.	Australia	1,769,918	136,064
[a,b,c] RTG Mining Inc., 144A	Australia	2,397,790	184,332
[a,c] RTG Mining Inc., IDR	Australia	41,087,582	3,206,095
[a,c] Rubicon Minerals Corp.	Canada	3,508,900	3,425,817
[a] SEMAFO Inc.	Canada	3,560,000	10,454,490
[a] SolGold PLC	Australia	16,000,000	4,920,049
[a] St. Augustine Gold and Copper Ltd.	Philippines	8,136,836	140,743
[a,b] St. Augustine Gold and Copper Ltd., 144A, (CAD Traded)	Philippines	16,383,333	283,384
[a,b] St. Augustine Gold and Copper Ltd., 144A, (USD Traded)	Philippines	10,000,000	172,971
St. Barbara Ltd.	Australia	6,853,991	20,985,398
[a] Tahoe Resources Inc.	Canada	2,810,600	12,618,315
[a,b] Tahoe Resources Inc., 144A	Canada	815,000	3,658,979
[a] Teranga Gold Corp.	Canada	1,107,751	3,891,776
[a] TMAC Resources Inc.	Canada	510,000	2,783,672
[a] Torex Gold Resources Inc.	Canada	588,400	4,346,959
[a,b] Torex Gold Resources Inc., 144A	Canada	1,450,000	10,712,254
[a] West African Resources Ltd.	Australia	9,450,000	2,247,286

			683,577,114

Precious Metals & Minerals 7.5%
Anglo American Platinum Ltd.	South Africa	287,656	8,819,456
[a] Dalradian Resources Inc.	Canada	8,140,500	9,074,204
[a] Eastern Platinum Ltd.	Canada	2,592,102	577,883
Fresnillo PLC	United Kingdom	1,120,000	15,277,955
[a] Impala Platinum Holdings Ltd.	South Africa	3,065,000	4,527,852
[a] Impala Platinum Holdings Ltd., ADR	South Africa	1,506,100	2,343,492
[a] Northam Platinum Ltd.	South Africa	1,059,019	2,830,322
[a,b,c] Platinum Group Metals Ltd., 144A	South Africa	1,343,876	139,471
[a,c] Platinum Group Metals Ltd., (CAD Traded)	South Africa	5,934,082	615,852
[a,c,d] Platinum Group Metals Ltd., (units consisting of common stock and wts.)	South Africa	12,093,795	1,346,039
[a,c] Platinum Group Metals Ltd., (USD Traded)	South Africa	15,281,172	1,547,983
[a] Royal Bafokeng Platinum Ltd.	South Africa	1,294,704	2,383,680
[a] Stornoway Diamond Corp.	Canada	38,755,400	12,513,275

			61,997,464

Silver 1.9%
Hochschild Mining PLC	Peru	3,268,520	7,488,214
[a] MAG Silver Corp.	Canada	612,000	5,721,033
[a,b] MAG Silver Corp., 144A	Canada	240,000	2,243,543

			15,452,790

Total Common Stocks and Other Equity Interests (Cost $1,060,051,398)			817,879,977

franklintempleton.com	Annual Report	17

FRANKLIN GOLD AND PRECIOUS METALS FUND

STATEMENT OF INVESTMENTS

	Country	Principal Amount	*	Value
Convertible Bonds (Cost $3,000,000) 0.3%
Precious Metals & Minerals 0.3%
[c,d,e] Platinum Group Metals Ltd., cvt., 6.875%, 7/01/22	Canada	$3,000,000		$2,232,504

Total Investments before Short Term Investments (Cost $1,063,051,398)				820,112,481

		Shares

Short Term Investments (Cost $755,389) 0.1%

Money Market Funds 0.1%
[f,g] Institutional Fiduciary Trust Money Market Portfolio, 1.57%	United States	755,389		755,389

Total Investments (Cost $1,063,806,787) 100.0%				820,867,870
Other Assets, less Liabilities 0.0%†				388,180

Net Assets 100.0%				$821,256,050

See Abbreviations on page 30.

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees. At July 31, 2018, the aggregate value of these securities was $103,040,773, representing 12.6% of net assets.

cSee Note 9 regarding holdings of 5% voting securities.

dFair valued using significant unobservable inputs. See Note 11 regarding fair value measurements.

eSee Note 8 regarding restricted securities.

fSee Note 3(f) regarding investments in affiliated management investment companies.

gThe rate shown is the annualized seven-day effective yield at period end.

18	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN GOLD AND PRECIOUS METALS FUND

Financial Statements

Statement of Assets and Liabilities

July 31, 2018

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$823,572,787
Cost - Non-controlled affiliates (Note 3f and 9)	240,234,000

Value - Unaffiliated issuers	$753,699,709
Value - Non-controlled affiliates (Note 3f and 9)	67,168,161
Receivables:
Investment securities sold	1,595,404
Capital shares sold	1,356,600
Dividends and interest	21,345
Other assets	546

Total assets	823,841,765

Liabilities:
Payables:
Investment securities purchased	22,869
Capital shares redeemed	1,619,477
Management fees	327,853
Distribution fees	212,452
Transfer agent fees	234,840
Accrued expenses and other liabilities	168,224

Total liabilities	2,585,715

Net assets, at value	$821,256,050

Net assets consist of:
Paid-in capital	$1,785,557,421
Distributions in excess of net investment income	(156,416,032)
Net unrealized appreciation (depreciation)	(242,934,904)
Accumulated net realized gain (loss)	(564,950,435)

Net assets, at value	$821,256,050

Class A:
Net assets, at value	$587,294,105

Shares outstanding	43,301,919

Net asset value per share[a]	$13.56

Maximum offering price per share (net asset value per share ÷ 94.25%)	$14.39

Class C:
Net assets, at value	$94,997,074

Shares outstanding	7,608,235

Net asset value and maximum offering price per share[a]	$12.49

Class R6:
Net assets, at value	$8,153,076

Shares outstanding	562,178

Net asset value and maximum offering price per share	$14.50

Advisor Class:
Net assets, at value	$130,811,795

Shares outstanding	9,094,136

Net asset value and maximum offering price per share	$14.38

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	19

FRANKLIN GOLD AND PRECIOUS METALS FUND

FINANCIAL STATEMENTS

Statement of Operations

for the year ended July 31, 2018

Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$5,898,458
Non-controlled affiliates (Note 3f and 9)	75,994
Interest:
Non-controlled affiliates: (Note 9)
Payment-in-kind	262,391

Total investment income	6,236,843

Expenses:
Management fees (Note 3a)	4,517,018
Distribution fees: (Note 3c)
Class A	1,719,730
Class C	1,171,789
Transfer agent fees: (Note 3e)
Class A	1,673,218
Class C	285,009
Class R6	16,539
Advisor Class	362,493
Custodian fees (Note 4)	142,117
Reports to shareholders	146,049
Registration and filing fees	104,104
Professional fees	81,497
Trustees’ fees and expenses	58,733
Other	29,390

Total expenses	10,307,686
Expense reductions (Note 4)	(50)
Expenses waived/paid by affiliates (Note 3f and 3g)	(42,307)

Net expenses	10,265,329

Net investment income (loss)	(4,028,486)

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	34,572,183
Non-controlled affiliates (Note 3f and 9)	(20,050,408)
Foreign currency transactions	103,404

Net realized gain (loss)	14,625,179

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(154,121,008)
Non-controlled affiliates (Note 3f and 9)	(17,548,375)
Translation of other assets and liabilities denominated in foreign currencies	(10,455)

Net change in unrealized appreciation (depreciation)	(171,679,838)

Net realized and unrealized gain (loss)	(157,054,659)

Net increase (decrease) in net assets resulting from operations	$(161,083,145)

*Foreign taxes withheld on dividends	$264,073

20	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN GOLD AND PRECIOUS METALS FUND

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Year Ended July 31,
	2018	2017
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(4,028,486)	$(3,504,080)
Net realized gain (loss)	14,625,179	(33,141,845)
Net change in unrealized appreciation (depreciation)	(171,679,838)	(349,047,101)

Net increase (decrease) in net assets resulting from operations	(161,083,145)	(385,693,026)

Distributions to shareholders from:
Net investment income:
Class A	(2,669,273)	(61,369,041)
Class C	—	(11,446,402)
Class R6	(42,473)	(284,415)
Advisor Class	(990,657)	(11,092,754)

Total distributions to shareholders	(3,702,403)	(84,192,612)

Capital share transactions: (Note 2)
Class A	(72,490,928)	117,847,611
Class C	(21,657,772)	4,909,863
Class R6	4,662,395	2,331,321
Advisor Class	(7,524,340)	27,630,579

Total capital share transactions	(97,010,645)	152,719,374

Net increase (decrease) in net assets	(261,796,193)	(317,166,264)
Net assets:
Beginning of year	1,083,052,243	1,400,218,507

End of year	$821,256,050	$1,083,052,243

Distributions in excess of net investment income included in net assets:
End of year	$(156,416,032)	$(195,810,638)

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	21

FRANKLIN GOLD AND PRECIOUS METALS FUND

Notes to Financial Statements

1.  Organization and Significant Accounting Policies

Franklin Gold and Precious Metals Fund (Fund) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Fund offers four classes of shares: Class A, Class C, Class R6 and Advisor Class. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a.  Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into

22	Annual Report	franklintempleton.com

FRANKLIN GOLD AND PRECIOUS METALS FUND

NOTES TO FINANCIAL STATEMENTS

question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b.  Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.  Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of July 31, 2018, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

d.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

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FRANKLIN GOLD AND PRECIOUS METALS FUND

NOTES TO FINANCIAL STATEMENTS

1.  Organization and Significant Accounting Policies (continued)

d.  Security Transactions, Investment Income, Expenses and Distributions (continued)

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

e.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f.  Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2.  Shares of Beneficial Interest

At July 31, 2018, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended July 31,
	2018		2017
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	21,932,108	$334,081,638	50,812,305	$942,142,495
Shares issued in reinvestment of distributions	136,248	2,017,824	3,036,328	47,973,981
Shares redeemed	(26,747,211)	(408,590,390)	(46,961,470)	(872,268,865)

Net increase (decrease)	(4,678,855)	$(72,490,928)	6,887,163	$117,847,611

Class C Shares:
Shares sold	955,568	$13,443,635	2,457,046	$43,142,502
Shares issued in reinvestment of distributions	—	—	728,973	10,701,322
Shares redeemed	(2,539,818)	(35,101,407)	(2,935,922)	(48,933,961)

Net increase (decrease)	(1,584,250)	$(21,657,772)	250,097	$4,909,863

Class R6 Shares:
Shares sold	476,053	$7,584,565	256,039	$4,926,570
Shares issued in reinvestment of distributions	2,671	42,201	16,879	284,414
Shares redeemed	(184,220)	(2,964,371)	(152,435)	(2,879,663)

Net increase (decrease)	294,504	$4,662,395	120,483	$2,331,321

Advisor Class Shares:
Shares sold	3,574,164	$57,004,070	6,146,932	$119,866,022
Shares issued in reinvestment of distributions	55,251	866,343	582,776	9,755,666
Shares redeemed	(4,101,007)	(65,394,753)	(5,343,200)	(101,991,109)

Net increase (decrease)	(471,592)	$(7,524,340)	1,386,508	$27,630,579

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FRANKLIN GOLD AND PRECIOUS METALS FUND

NOTES TO FINANCIAL STATEMENTS

3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a.  Management Fees

The Fund pays an investment management fee to Advisers based on the month-end net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

For the year ended July 31, 2018, the gross effective investment management fee rate was 0.470% of the Fund’s average daily net assets.

b.  Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c.  Distribution Fees

The Board has adopted distribution plans for Class A and Class C shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class C	1.00%

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FRANKLIN GOLD AND PRECIOUS METALS FUND

NOTES TO FINANCIAL STATEMENTS

3.  Transactions with Affiliates (continued)

d.  Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$99,806
CDSC retained	$15,454

e.  Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. Effective November 1, 2017, the fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. Prior to November 1, 2017, the fees were account based fees that varied based on fund or account type. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended July 31, 2018, the Fund paid transfer agent fees of $2,337,259 of which $861,002 was retained by Investor Services.

f.  Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended July 31, 2018, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 1.57%	12,157,611	158,137,762	(169,539,984)	755,389	$755,389	$75,994	$ —	$ —

g.  Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.03% based on the average net assets of the class until November 30, 2018.

4.  Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended July 31, 2018, the custodian fees were reduced as noted in the Statement of Operations.

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FRANKLIN GOLD AND PRECIOUS METALS FUND

NOTES TO FINANCIAL STATEMENTS

5.  Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At July 31, 2018, the capital loss carryforwards were as follows:

Capital loss carryforwards not subject to expiration:
Short Term	$11,967,005
Long Term	549,650,755

Total capital loss carryforwards	$561,617,760

For tax purposes, the Fund may elect to defer any portion of a late-year ordinary loss to the first day of the following fiscal year. At July 31, 2018, the Fund deferred late-year ordinary losses of $14,593,670.

The tax character of distributions paid during the years ended July 31, 2018 and 2017, was as follows:

	2018	2017

Distributions paid from ordinary income	$3,696,662	$84,192,612

At July 31, 2018, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$1,208,961,832

Unrealized appreciation	$169,000,176
Unrealized depreciation	(557,094,138)

Net unrealized appreciation (depreciation)	$(388,093,962)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of passive foreign investment company shares.

In accordance with U.S. GAAP permanent differences are reclassified among capital accounts to reflect their tax character. At the year ended July 31, 2018, such reclassifications were as follows:

Paid-in capital	$(9,749,791)
Undistributed net investment income	$47,125,495
Accumulated net realized gain (loss)	$(37,375,704)

6.  Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended July 31, 2018, aggregated $79,408,858 and $172,701,847, respectively.

7.  Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8.  Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act). Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

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FRANKLIN GOLD AND PRECIOUS METALS FUND

NOTES TO FINANCIAL STATEMENTS

8.  Restricted Securities (continued)

At July 31, 2018, investments in restricted securities, excluding securities exempt from registration under the 1933 Act deemed to be liquid, were as follows:

Principal Amount*	Issuer	Acquisition Date	Cost	Value

3,000,000	[a] Platinum Group Metals Ltd., cvt., 6.875%, 7/01/22 (Value is 0.3% of Net Assets)	6/28/17	$3,000,000	$2,232,504

*In U.S. dollars unless otherwise indicated.

aThe Fund also invests in unrestricted securities of the issuer, valued at $3,649,345 as of July 31, 2018.

9.  Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. During the year ended July 31, 2018, investments in “affiliated companies” were as follows:

Name of Issuer	Number of Shares/ Warrants/ Principal Amount* Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares/ Warrants/ Principal Amount* Held at End of Year	Value at End of Year	Investment Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Non-Controlled Affiliates
						Dividends
Chalice Gold Mines Ltd.	31,072,008	—	—	31,072,008	$3,579,130	$ —	$—	$ (148,113)
Geopacific Resources Ltd.	—	165,027,382[a]	—	165,027,382	3,188,643	—	—	(14,980,026)
INV Metals Inc., 144A	6,565,000	—	—	6,565,000	2,372,040	—	—	(2,313,485)
Kula Gold Ltd.	57,230,121	—	(57,230,121)[a]	—	—	—	(15,373,622)	14,137,915
Lion One Metals Ltd.	5,500,000	—	—	5,500,000	2,198,647	—	—	(498,262)
Lion One Metals Ltd., 144A	2,935,000	—	—	2,935,000	1,173,278	—	—	(356,594)
Lion One Metals Ltd., wts., 3/16/18	4,500,000	—	(4,500,000)	—	—	—	(169,971)	(27,292)
Lydian International Ltd.	4,875,000	21,375,000	(3,549,000)	22,701,000	4,886,439	—	(3,713,214)	1,389,796
Lydian International Ltd., 144A	36,250,000	—	(1,000,000)	35,250,000	7,587,639	—	(132,627)	(2,943,685)
Lydian International Ltd., wts., 144A, 11/27/17	21,375,000	—	(21,375,000)	—	—	—	—	469,335
Nautilus Minerals Inc.	9,432,015	—	(210,000)	9,222,015	992,529	—	(438,677)	(122,948)
Nautilus Minerals Inc., 144A	28,535,816	—	—	28,535,816	3,071,198	—	—	(1,734,352)
Perseus Mining Ltd.	70,865,512	—	(9,611,611)	61,253,901	18,208,334	—	(222,297)	4,051,769
Perseus Mining Ltd., wts., 4/19/19	19,006,000	—	—	19,006,000	78,503	—	—	26,066
Platinum Group Metals Ltd., (CAD Traded)	5,834,082	100,000[a]	—	5,934,082	615,852	—	—	(3,714,552)
Platinum Group Metals Ltd., (USD Traded)	14,143,718	1,137,454[a]	—	15,281,172	1,547,983	—	—	(8,914,196)
Platinum Group Metals Ltd., (units consisting of common stock and wts.)	—	12,093,795	—	12,093,795	1,346,039	—	—	(468,030)
Platinum Group Metals Ltd., 144A	1,077,600	366,276[a]	(100,000)[a]	1,343,876	139,471	—	—	(714,618)
Red 5 Ltd.	95,451,110	31,817,036	—	127,268,146	6,242,235	—	—	2,232,410
RTG Mining Inc.	1,769,918	—	—	1,769,918	136,064	—	—	(76,837)
RTG Mining Inc., 144A	2,397,790	—	—	2,397,790	184,332	—	—	(104,094)
RTG Mining Inc., IDR	12,487,582	28,600,000	—	41,087,582	3,206,095	—	—	(1,323,828)
Rubicon Minerals Corp.	3,100,000	408,900	—	3,508,900	3,425,817	—	—	(647,258)

					$64,180,268	$ —	$(20,050,408)	$(16,780,879)

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FRANKLIN GOLD AND PRECIOUS METALS FUND

NOTES TO FINANCIAL STATEMENTS

Name of Issuer	Number of Shares/ Warrants/ Principal Amount* Held at Beginning of Year	Gross Additions		Gross Reductions	Number of Shares/ Warrants/ Principal Amount* Held at End of Year	Value at End of Year	Investment Income		Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Non-Controlled Affiliates (continued)
							Interest
Platinum Group Metals Ltd., cvt., 6.875%, 7/01/22	—	3,000,000	[a]	—	3,000,000	$ 2,232,504	$121,707	[b]	$ —	$ (767,496)
Platinum Group Metals Ltd., cvt., 144A, 6.875%, 7/01/22	3,000,000	—		(3,000,000)[a]	—	—	140,684	[b]	—	—

						$ 2,232,504	$262,391		$ —	$ (767,496)

Total Affiliated Securities (Value is 8.1% of Net Assets)						$66,412,772	$262,391		$(20,050,408)	$(17,548,375)

aGross addition/reduction was the result of various corporate actions.

bIncludes non-cash dividend/interest received.

*In U.S. dollars unless otherwise indicated.

10.  Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 8, 2019. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended July 31, 2018, the Fund did not use the Global Credit Facility.

11.  Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

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FRANKLIN GOLD AND PRECIOUS METALS FUND

NOTES TO FINANCIAL STATEMENTS

11.  Fair Value Measurements (continued)

A summary of inputs used as of July 31, 2018, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:[a]
Equity Investments:[b]
Diversified Metals & Mining	$35,826,130	$—	$29,388	$35,855,518
Gold	683,498,611	—	78,503	683,577,114
Precious Metals & Minerals	60,651,425	—	1,346,039	61,997,464
All Other Equity Investments	36,449,881	—	—	36,449,881
Convertible Bonds	—	—	2,232,504	2,232,504
Short Term Investments	755,389	—	—	755,389

Total Investments in Securities	$817,181,436	$—	$3,686,434	$820,867,870

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common stocks as well as other equity investments.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the year.

12.  Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure, except for the following:

On February 27, 2018, the Board approved an automatic conversion feature for Class C that will convert shareholders’ Class C shares into Class A shares after they have been held for 10 years. The conversion feature will become effective on a future date prior to the calendar year end of 2018. Further details are disclosed in the Fund’s Prospectus.

On May 18, 2018, the Board approved changes to certain front-end sales charges and dealer commissions on Class A shares. The changes will become effective on or about September 10, 2018. Further details are disclosed in the Fund’s Prospectus.

Abbreviations

Currency		Selected Portfolio

CAD	Canadian Dollar	ADR	American Depositary Receipt
USD	United States Dollar	IDR	International Depositary Receipt

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FRANKLIN GOLD AND PRECIOUS METALS FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Gold and Precious Metals Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Franklin Gold and Precious Metals Fund (the “Fund”) as of July 31, 2018, the related statement of operations for the year ended July 31, 2018, the statement of changes in net assets for each of the two years in the period ended July 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2018 and the financial highlights for each of the five years in the period ended July 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2018 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

September 18, 2018

We have served as the auditor of one or more investment companies in the Franklin Templeton funds since 1948.

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FRANKLIN GOLD AND PRECIOUS METALS FUND

Tax Information (unaudited)

Under Section 854(b)(1)(A) of the Internal Revenue Code, the Fund hereby reports 7.68% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended July 31, 2018.

Under Section 854(b)(1)(B) of the Internal Revenue Code, the Fund hereby reports the maximum amount allowable but no less than $3,158,238 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Internal Revenue Code for the fiscal year ended July 31, 2018. Distributions, including qualified dividend income, paid during calendar year 2018 will be reported to shareholders on Form 1099-DIV by mid-February 2019. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At July 31, 2017, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code. This written statement will allow shareholders of record on November 30, 2017, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income and foreign source qualified dividends as reported by the Fund, to Class A, Class C, Class R6, and Advisor Class shareholders of record.

Class	Foreign Tax Paid Per Share	Foreign Source Income Per Share	Foreign Source Qualified Dividends Per Share
Class A	$0.0071	$0.0360	$0.0095
Class C	$0.0071	$ —	$ —
Class R6	$0.0071	$0.0801	$0.0211
Advisor Class	$0.0071	$0.0610	$0.0160

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Source Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

In February 2018, shareholders received Form 1099-DIV which included their share of taxes paid and foreign source income distributed during the calendar year 2017. The Foreign Source Income reported on Form 1099-DIV was not adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2017 individual income tax returns.

At July 31, 2018, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Internal Revenue Code. This election will allow shareholders of record as of the 2018 distribution date, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

1. Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

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FRANKLIN GOLD AND PRECIOUS METALS FUND

Special Meeting of Shareholders

MEETING OF SHAREHOLDERS: OCTOBER 30, 2017 AND RECONVENED ON DECEMBER 15, 2017 AND DECEMBER 29, 2017

(UNAUDITED)

A Special Meeting of Shareholders of Franklin Gold and Precious Metals Fund was held at the offices of Franklin Templeton Investments, One Franklin Parkway, San Mateo, California on October 30, 2017 and reconvened on December 15, 2017 and December 29, 2017. The purpose of the meeting was to elect Trustees of Franklin Gold and Precious Metals Fund and to vote on the following proposals: to approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval and to approve an amended fundamental investment restriction regarding investments in commodities for the Fund. At the meeting, (i) the following persons were elected by the shareholders to serve as Trustees of Franklin Gold and Precious Metals Fund: Harris J. Ashton, Terrence J. Checki, Mary C. Choksi, Edith E. Holiday, Gregory E. Johnson, Rupert H. Johnson, Jr., J. Michael Luttig, Larry D. Thompson and John B. Wilson and (ii) sufficient votes were not received to pass the proposals to use a “manager of managers” structure or to approve the amended fundamental investment restriction regarding investments in commodities. No other business was transacted at the meeting.

In connection with the meeting, management is aware that some shareholders received from the proxy solicitor numerous calls and mailings that may have been distracting. Management is taking steps to ensure that, in the future, for any new shareholder meeting solicitations that occur, such activity is not repeated. Management apologizes for any inconvenience that may have been caused as a result of such calls and mailings.

The results of the voting at the meeting are as follows:

Proposal 1.	To elect a Board of Trustees:

Name	For	Withheld
Harris J. Ashton	30,926,976	1,379,516
Terrence J. Checki	30,917,972	1,388,520
Mary C. Choksi	30,926,010	1,380,481
Edith E. Holiday	30,688,805	1,371,502
Gregory E. Johnson	30,732,695	1,327,612
Rupert H. Johnson, Jr.	30,692,234	1,368,073
J. Michael Luttig	30,952,850	1,353,641
Larry D. Thompson	30,940,778	1,365,299
John B. Wilson	30,966,739	1,339,338

Total Trust Shares Outstanding*: 67,086,433

* As of the record date.

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FRANKLIN GOLD AND PRECIOUS METALS FUND

SPECIAL MEETING OF SHAREHOLDERS

Proposal 2.	To approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval:

Shares
For	21,775,488
Against	1,716,432
Abstain	878,231
Broker Non-Votes	7,936,340
Total Fund Shares Voted	32,306,491
Total Fund Shares Outstanding*	67,086,433

Proposal 3.	To approve an amended fundamental investment restriction regarding investments in commodities:

Shares

For	22,021,276
Against	1,303,371
Abstain	1,045,504
Broker Non-Votes	7,936,340
Total Fund Shares Voted	32,306,491
Total Fund Shares Outstanding*	67,086,433

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FRANKLIN GOLD AND PRECIOUS METALS FUND

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during at least the past five years and number of US registered portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Harris J. Ashton (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1982	136	Bar-S Foods (meat packing company) (1981-2010).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Terrence J. Checki (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since December 2017	112	Hess Corporation (exploration of oil and gas) (2014-present).

Principal Occupation During at Least the Past 5 Years:
Member of the Council on Foreign Relations (1996-present); Member of the National Committee on U.S.-China Relations (1999-present); member of the Board of Trustees of the Economic Club of New York (2013-present); member of the Board of Trustees of the Foreign Policy Association (2005-present) and member of various other boards of trustees and advisory boards; and formerly, Executive Vice President of the Federal Reserve Bank of New York and Head of its Emerging Markets and Internal Affairs Group and Member of Management Committee (1995-2014); and Visiting Fellow at the Council on Foreign Relations (2014).

Mary C. Choksi (1950) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2014	136	Avis Budget Group Inc. (car rental) (2007-present), Omnicom Group Inc. (advertising and marketing communications services) (2011-present) and White Mountains Insurance Group, Ltd. (holding company) (2017-present).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Founder and Senior Advisor, Strategic Investment Group (investment management group) (2015-2017); Founding Partner and Senior Managing Director, Strategic Investment Group (1987-2015); Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2003	136	Hess Corporation (exploration of oil and gas) (1993-present), Canadian National Railway (railroad) (2001-present), White Mountains Insurance Group, Ltd. (holding company) (2004-present), Santander Consumer USA Holdings, Inc. (consumer finance) (2016-present), RTI International Metals, Inc. (manufacture and distribution of titanium) (1999-2015) and H.J. Heinz Company (processed foods and allied products) (1994-2013).

Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

J. Michael Luttig (1954) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2009	136	Boeing Capital Corporation (aircraft financing) (2006-2013).

Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company) (2006-present); and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

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FRANKLIN GOLD AND PRECIOUS METALS FUND

Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Larry D. Thompson (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	136	The Southern Company (energy company) (2014-present; previously 2010-2012), Graham Holdings Company (education and media organization) (2011-present) and Cbeyond, Inc. (business communications provider) (2010-2012).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; Counsel, Finch McCranie, LLP (law firm) (2015-present); Independent Compliance Monitor and Auditor, Volkswagen AG (manufacturer of automobiles and commercial vehicles) (2017-present); John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present; previously 2011-2012); and formerly, Executive Vice President - Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

John B. Wilson (1959) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Trustee since 2006 and Lead Independent Trustee since 2008	112	None

Principal Occupation During at Least the Past 5 Years:
President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing) (2002-present); Senior Advisor, McKinsey & Co. (consulting) (2017-present); serves on private and non-profit boards; and formerly, President, Staples International and Head of Global Transformation (office supplies) (2012-2016); Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President – Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).
Interested Board Members and Officers
Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	150	None

Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board and Trustee	Since 2013	136	None

Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 40 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Gaston Gardey (1967) One Franklin Parkway San Mateo,CA 94403-1906	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 28 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 44 of the investment companies in Franklin Templeton Investments.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and FASA, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; officer of 44 of the investment companies in Franklin Templeton Investments; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton Investments (2009-2017).

Edward B. Jamieson (1948) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer – Investment Management	Since 2010	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
President and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 10 of the investment companies in Franklin Templeton Investments.

Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President – AML Compliance	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 44 of the investment companies in Franklin Templeton Investments.

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FRANKLIN GOLD AND PRECIOUS METALS FUND

Interested Board Members and Officers (continued)

Name,Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 44 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Since 2006	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 44 of the investment companies in Franklin Templeton Investments.

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 44 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2011	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the US registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin

Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc. from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2006. As a result of such background and experience, the Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases or the listing standards applicable to the Fund.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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FRANKLIN GOLD AND PRECIOUS METALS FUND

Shareholder Information

Board Approval of Investment Management Agreements

FRANKLIN GOLD AND PRECIOUS METALS FUND

(Fund)

At an in-person meeting held on April 17, 2018 (Meeting), the Board of Trustees (Board) of the Fund, including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved the continuance of the investment management agreement between Franklin Advisers, Inc. (Manager) and the Fund (Management Agreement) for an additional one-year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the continuation of the Management Agreement.

In considering the continuation of the Management Agreement, the Board reviewed and considered information provided by the Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed set of requests for information submitted to the Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process. In addition, prior to the Meeting, the Independent Trustees held a telephonic contract renewal meeting at which the Independent Trustees conferred amongst themselves and Independent Trustee counsel about contract renewal matters. The Board reviewed and considered all of the factors it deemed relevant in approving the continuance of the Management Agreement, including, but not limited to: (i) the nature, extent and quality of the services provided by the Manager; (ii) the investment performance of the Fund; (iii) the costs of the services provided and profits realized by the Manager and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale are realized as the Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In approving the continuance of the Management Agreement, the Board, including a majority of the Independent Trustees, determined that the terms of the Management Agreement are fair and reasonable and that the continuance of such Management Agreement is in the interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by the Manager and its affiliates to the Fund and its shareholders. This information included, among other things, the qualifications, background and experience of the senior management and investment personnel of the Manager; the structure of investment personnel compensation; oversight of third-party service providers; investment performance reports and related financial information for the Fund; reports on expenses, shareholder services, marketing support payments made to financial intermediaries and third party servicing arrangements; legal and compliance matters; risk controls; pricing and other services provided by the Manager and its affiliates; and management fees charged by the Manager and its affiliates to U.S. funds and other accounts, including management’s explanation of differences among accounts where relevant. The Board also reviewed and considered an annual report on payments made by Franklin Templeton Investments (FTI) or the Fund to financial intermediaries, as well as a memorandum relating to third-party servicing arrangements in response to a guidance update in 2016 from the U.S. Securities and Exchange Commission (SEC) relating to mutual fund distribution and sub-accounting fees. The Board noted management’s continuing efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity and liquidity risk management. The Board also recognized management’s commitment to facilitating Board oversight of particular areas, including derivatives and payments to intermediaries, by enhanced reporting.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the Franklin Templeton family of funds. The Board noted the financial position of Franklin Resources, Inc. (FRI), the Manager’s parent, and its commitment to the mutual fund business as evidenced by its continued introduction of new funds, reassessment of the fund offerings in response to the market environment and project initiatives and capital investments relating to the services provided to the Fund by the FTI organization.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided by the Manager and its affiliates to the Fund and its shareholders.

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FRANKLIN GOLD AND PRECIOUS METALS FUND

SHAREHOLDER INFORMATION

Fund Performance

The Board reviewed and considered the performance results of the Fund over various time periods ended January 31, 2018. The Board considered the performance returns for the Fund in comparison to the performance returns of mutual funds deemed comparable to the Fund included in a universe (Performance Universe) selected by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds included in a Performance Universe. The Board also reviewed and considered Fund performance reports provided and discussions that occurred with portfolio managers at Board meetings throughout the year. A summary of the Fund’s performance results is below.

The Performance Universe for the Fund included the Fund and all retail and institutional precious metals equity funds. The Board noted that the Fund’s annualized total return for the one-, three-, five- and 10-year periods was below the median of its Performance Universe. The Board discussed this performance with management and management explained that the Fund is more geographically diversified than the average fund in its Performance Universe, noting that such diversification presented challenges over the past 18 months due to the Fund’s exposure to the mining industry, which faced new geopolitical issues in a number of countries. The Board also noted management’s explanation that, unlike its peers, the Fund does not invest in physical gold bullion, which hurt the Fund’s relative performance given the 11% rise in gold for the one year period ended January 31, 2018, exceeding the returns of the Fund and its benchmark index. Management further explained that it has refocused its efforts on understanding the geopolitical risks associated with mining in various countries and has made corresponding adjustments to the Fund’s portfolio holdings. In light of this explanation and management’s continued attention to the Fund’s challenges, the Board found the performance acceptable.

Comparative Fees and Expenses

The Board reviewed and considered information regarding the Fund’s actual total expense ratio and its various components, including, as applicable, management fees; transfer agent expenses; underlying fund expenses; Rule 12b-1 and non-Rule 12b-1 service fees; and other non-management fees. The Board also noted the quarterly and annual reports it receives on all marketing support payments made by FTI to financial intermediaries. The Board considered the actual total expense ratio and, separately, the contractual management fee rate, without the effect of fee waivers (Management Rate), if any, of the Fund in comparison to the median expense ratio and median Management Rate, respectively, of other mutual funds deemed comparable to and with a similar expense structure as the Fund selected by Broadridge (Expense Group). Broadridge fee and expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Broadridge to be an appropriate measure of comparative fees and expenses. The Broadridge Management Rate includes administrative charges, and the actual total expense ratio, for comparative consistency, was shown for Class A shares for funds with multiple classes of shares. The Board received a description of the methodology used by Broadridge to select the mutual funds included in an Expense Group.

The Expense Group for the Fund included the Fund and seven other precious metals equity funds. The Board noted that the Management Rate and actual total expense ratio for the Fund were below the medians of its Expense Group. The Board concluded that the Management Rate charged to the Fund is reasonable.

Profitability

The Board reviewed and considered information regarding the profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board considered the Fund profitability analysis provided by the Manager that addresses the overall profitability of FTI’s U.S. fund business, as well as its profits in providing investment management and other services to each of the individual funds during the 12-month period ended September 30, 2017, being the most recent fiscal year-end for FRI. The Board noted that although management continually makes refinements to its methodologies used in calculating profitability in response to organizational and product related changes, the overall methodology has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, PricewaterhouseCoopers LLP, auditor to Franklin Resources, Inc. and certain Franklin Templeton funds, has been engaged by the Manager to periodically review and assess the allocation methodologies to be used solely by the Fund’s Board with respect to the profitability analysis.

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FRANKLIN GOLD AND PRECIOUS METALS FUND

SHAREHOLDER INFORMATION

The Board noted management’s belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also noted management’s expenditures in improving shareholder services provided to the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from recent SEC and other regulatory requirements.

The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with service providers and counterparties. Based upon its consideration of all these factors, the Board concluded that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, extent and quality of services provided to the Fund.

Economies of Scale

The Board reviewed and considered the extent to which the Manager may realize economies of scale, if any, as the Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. With respect to possible economies of scale, the Board noted the existence of management fee breakpoints, which operate generally to share any economies of scale with a Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered the Manager’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments the Manager incurs across the Franklin Templeton family of funds as a whole. The Board concluded that to the extent economies of scale may be realized by the Manager and its affiliates, the Fund’s management fee structure provided a sharing of benefits with the Fund and its shareholders as the Fund grows.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of the Management Agreement for an additional one-year period.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the US Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the US Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Annual Report and Shareholder Letter

Franklin Gold and Precious Metals Fund

Investment Manager

Franklin Advisers, Inc.

Distributor

Franklin Templeton Distributors, Inc.

(800) DIAL BEN® / 342-5236

franklintempleton.com

Shareholder Services

(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2018 Franklin Templeton Investments. All rights reserved.	132 A 09/18

Item 2.	Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $57,960 for the fiscal year ended July 31, 2018 and $62,003 for the fiscal year ended July 31, 2017.

(b) Audit-Related Fees

The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of Item 4 were $3,102 for the fiscal year ended July 31, 2018 and $3,071 for the fiscal year ended July 31, 2017. The services for which these fees were paid included attestation services.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $5,000 for the fiscal year ended July 31, 2018 and $0 for the fiscal year ended July 31, 2017. The services for which these fees were paid included tax consulting services related to the operating agreement and term sheet for the launch of a new fund.

(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant, other than the services reported in paragraphs (a)-(c) of Item 4 were $363 for the fiscal year ended July 31, 2018 and $0 for the fiscal year ended July 31, 2017. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, other than services reported in paragraphs

(a)-(c) of Item 4 were $30,500 for the fiscal year ended July 31, 2018 and $255,000 for the fiscal year ended July 31, 2017. The services for which these fees were paid included preparation and review of materials provided to the fund Board in connection with the investment management contract renewal process and derivatives assessment, benchmarking services in connection with the ICI TA survey, assets under management certification, and the issuance of an Auditors’ Certificate for South Korean regulatory shareholder disclosures.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i) pre-approval of all audit and audit related services;

(ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

(iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $38,965 for the fiscal year ended July 31, 2018 and $258,071 for the fiscal year ended July 31, 2017.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants. N/A

Item 6.	Schedule of Investments. N/A

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.	Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Company N/A

Item 13.	Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer – Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer – Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN GOLD AND PRECIOUS METALS FUND

By	/s/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration

Date September 27, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration

Date September 27, 2018

By	/s/ GASTON GARDEY
Gaston Gardey
Chief Financial Officer and Chief Accounting Officer

Date September 27, 2018